UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

WPCS INTERNATIONAL INCORPORATED
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WPCS INTERNATIONAL INCORPORATED
ONE EAST UWCHLAN AVENUE, SUITE 301
EXTON, PENNSYLVANIA 19341
TELEPHONE:  (610) 903-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of WPCS International Incorporated (the “Company”) will be held on Thursday, October 22, 2009, at 8:00 a.m. local time at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341 for the purposes of:

1.
Electing the six (6) Directors nominated by the Company to serve until the 2010 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until his earlier resignation or removal;

2.	Ratifying the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2010; and

3.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on August 31, 2009, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to stockholders on or about September 8, 2009.

The Company is pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their stockholders on the Internet.  The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors /s/ Andrew Hidalgo Chairman

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, TO ENSURE THAT YOUR VOTE IS COUNTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

WPCS INTERNATIONAL INCORPORATED
ONE EAST UWCHLAN AVENUE, SUITE 301
EXTON, PENNSYLVANIA 19341
TELEPHONE:  (610) 903-0400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, OCTOBER 22, 2009

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of WPCS International Incorporated (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341 on October 22, 2009, at 8:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about September 8, 2009.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules recently adopted by the SEC, we are now furnishing proxy materials over the Internet to the majority of our stockholders in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on August 31, 2009, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely,  Andrew Hidalgo, our Chief Executive Officer, and Joseph Heater, our Chief Financial Officer, or either one of them who acts, will vote:

•
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2010 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the ratification of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2010; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of August 31, 2009, there were 6,942,266 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company.  Stockholders are entitled to one vote for each share of Common Stock held by them.

Thirty-three and one-third percent (33.33%) of the outstanding shares, or 2,314,089 shares, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all of our proposals at this meeting are considered “routine” matters, and brokers are entitled to vote uninstructed shares with respect to these proposals.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•
Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote; and

•
For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

WPCS International Incorporated is providing this Proxy Statement because the Company’s Board of Directors is soliciting your proxy to vote at the annual meeting of stockholders to be held on October 22, 2009 at 8:00 a.m. local time at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the annual meeting on or about September 8, 2009.

WPCS International Incorporated has sent this Proxy Statement or a Notice to each person who is registered as a holder of its common stock (“Common Stock”) in its register of stockholders (such owners are often referred to as “holders of record”) at the close of business on August 31, 2009, the record date for the annual meeting.

WPCS International Incorporated has requested that banks, brokerage firms and other nominees who hold Common Stock on behalf of the owners of the Common Stock (such owners are often referred to as “beneficial stockholders” or “street name holders”) at the close of business on August 31, 2009, provide a Notice to those beneficial stockholders. WPCS International Incorporated has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for mailing these Notices.

In this proxy statement, WPCS International Incorporated is referred to as “the Company,” “we,” “us” or “our”.

What is included in these materials?

These materials include:

•    this proxy statement for the annual meeting; and

• the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2009, as filed with the SEC on July 29, 2009.

If you are a holder of record or requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

What is the proxy card?

The proxy card enables you to appoint Andrew Hidalgo, our Chief Executive Officer, and Joseph Heater, our Chief Financial Officer, as your representative at the annual meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting.

What items will be voted on?

You are being asked to vote on the election of the six nominated members of our Board of Directors and ratification of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2010.  We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares FOR each of the six persons nominated for director and FOR ratification of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2010.

Why did I receive a one-page Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the annual meeting, we are furnishing the proxy materials to most of our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and submit your proxy via the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials for requesting printed materials.

What does it mean if I receive more than one Notice?

It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please submit proxies or voting instructions for all of your Common Stock.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the annual meeting on the Internet;
•	request hard copies of the materials; and
•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

There were 6,942,266 shares of Common Stock outstanding on August 31, 2009 held by 63 holders of record.  Only stockholders of record at the close of business on August 31, 2009 are entitled to receive notice of, to attend, and to vote at the annual meeting. Each share is entitled to one vote. All shares of Common Stock shall vote together as a single class.  Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” on page 14 of this proxy statement.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on August 31, 2009, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered a stockholder of record with respect to those shares, and the proxy materials, including proxy statement and proxy card, was sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the annual meeting, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on August 31, 2009, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

If you received a paper copy of the proxy materials:

•
By Mail.  You may vote by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the enclosed preaddressed reply envelope. The proxy card must be received prior to the annual meeting.

•	In Person. You may attend and vote at the annual meeting. The Company will give you a ballot when you arrive.

If you received a Notice of Internet Availability of Proxy Materials:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•
By Mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may change your proxy in one of two ways at any time before it is exercised by:

•
Filing with the Corporate Secretary of the Company, at or before the taking of the vote at the annual meeting, a written notice of revocation or a duly executed new proxy, in either case dated later than the prior proxy relating to the same shares; or

•	Attending the annual meeting and voting in person (although attendance at the annual meeting will not by itself revoke a proxy).

The written notice of revocation or subsequent proxy should be delivered to Company’s Corporate Secretary at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341, or hand delivered to the Corporate Secretary, before the taking of the vote at the annual meeting. To revoke a proxy previously submitted electronically through the Internet or by telephone, a stockholder may simply submit a new proxy at a later date before the taking of the vote at the annual meeting, in which case the later submitted proxy will be recorded and the earlier proxy will be revoked.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.  If you are a stockholder of record and you:

•	indicate when voting by telephone that you wish to vote as recommended by the Board, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.

I share the same address with another WPCS International Incorporated stockholder. Why has our household only received one Notice or set of proxy materials?

The SEC’s rules permit us to deliver a single Notice or a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one Notice or one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.  This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until the director’s earlier resignation or removal.

Who will bear the cost of solicitation?

The Company will bear all expenses of the solicitation, including the cost of preparing and mailing the Notice and the proxy materials. In addition to solicitation by the use of the mail, directors, officers and employees of the Company may solicit proxies and voting instructions by telephone or other means of communication. Such directors, officers and employees will not be paid additional compensation but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding a Notice or proxy materials, as applicable, to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

  •   as necessary to meet applicable legal requirements;

  •   to allow for the tabulation and certification of votes; and

  •   to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also in our Form 10-Q for the quarter ended October 31, 2009, which we anticipate filing in December 2009.

Who can help answer my questions?

You can contact our corporate headquarters, at WPCS International Incorporated, One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341, or by sending a letter to Joseph Heater, our Chief Financial Officer, with any questions about the proposal described in this proxy statement or how to execute your vote.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the stockholders will elect six directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

NAME	AGE	POSITION

Andrew Hidalgo	53	Chief Executive Officer and Chairman of the Board of Directors
Michael Doyle	54	Director
Norm Dumbroff	48	Director
Neil Hebenton	53	Director
Gary Walker	54	President of Suisun City Operations and Director
William Whitehead	53	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

Andrew Hidalgo, Chairman, Chief Executive Officer and Director

Mr. Hidalgo has been our Chairman of the Board and Chief Executive Officer since our inception in November 2001 and served in the same capacity with the predecessor company WPCS Holdings, Inc. since September 2000. He is responsible for our operations and direction. Prior to that, Mr. Hidalgo held various positions in operations, sales and marketing with Applied Digital Solutions, the 3M Company, Schlumberger and General Electric. He attended Fairfield University in Fairfield, Connecticut.

Michael Doyle, Director

Mr. Doyle became a director of WPCS in November 2008. He is the Founder and President of Broader Vision LLC. Mr. Doyle also serves as a member of the Board of Directors of RCH Cable (since February 2009), and non-profit Mommy’s Light Lives on Fund (since 2003). Mr. Doyle has served as a key executive for Comcast Corporation from November 1983 until his retirement in July 2008. He was most recently president of Comcast’s Eastern Division, the largest division of Comcast Cable group from November 1983 until his retirement in July 2008.  Mr. Doyle received a B.S. from Drew University.

Norm Dumbroff, Director

Mr. Dumbroff became a Director of WPCS in November 2002. Since April 1990, he has been the Chief Executive Officer of Wav Incorporated, a distributor of wireless products in North America. Prior to Wav Incorporated, Mr. Dumbroff was an engineer for Hughes Aircraft. He holds a B.S. degree in Computer Science from Albright College.

Neil Hebenton, Director

Mr. Hebenton became a director of WPCS in October 2002. Since August 2009, he has been a Director, Business Development, for Perceptive Informatics, Inc. (a subsidiary of PAREXEL International Corp.), a company offering clinical trial data management software applications to pharmaceutical and biotechnology companies.  From July 2008 to August 2009, he was a business development director for Axiom Real-Time Metrics, a technology company serving the pharmaceutical and biotechnology market.  From February 2002 to July 2008, he was a Senior Director, Business Development, for Perceptive Informatics, Inc.  Prior to that, Mr. Hebenton has held a variety of operational, scientific and marketing positions in Europe with FW Pharma Systems, Bull Information Systems and Phillips Information Systems. He received his B.S. in Mathematics from the University of Edinburgh, Scotland.

Gary Walker, President of Suisun City Operations and Director

Mr. Walker became a director of WPCS in December 2002. He is currently the president of the Suisun City Operations, a position he has held since November 1996. Prior to his involvement with the Suisun City Operations, Mr. Walker had a distinguished career with the U.S. Navy and also held an elected political position in Suisun City, California. He holds a B.A. in Business Management from St. Mary’s College in Moraga, California.

William Whitehead, Director

Mr. Whitehead became a director of WPCS in October 2002. Since October 1998, he has been the Chief Financial Officer for Neutronics Incorporated, a multi-million dollar process and safety systems manufacturer. Mr. Whitehead has held a variety of financial management positions with Deloitte & Touche and was Division Controller for Graphic Packaging Corporation from April 1990 to March 1998. After attending West Point, Mr. Whitehead received a B.S. in Accounting from the Wharton School at the University of Pennsylvania and received his M.B.A. from the Kellogg Graduate School at Northwestern University.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

Information About The Board Of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board and the Board committees meet during fiscal 2009?

During fiscal 2009, the Board of Directors held one meeting and the Audit Committee held four meetings. The Board, Audit Committee, Executive Committee and Nominating Committee also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Executive, and Nominating Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

1. Name	Audit Committee	Executive Committee	Nominating Committee
Andrew Hidalgo
Michael Doyle	*	**	*
Norm Dumbroff	*	*	*
Neil Hebenton	*	*	**
Gary Walker
William Whitehead	**	*	*

  * Member of Committee
** Chairman of Committee

Audit Committee

Our Audit Committee currently consists of William Whitehead, Norm Dumbroff, Neil Hebenton and Michael Doyle, with Mr. Whitehead elected as Chairman of the Committee. Our Board of Directors has determined that each of Messrs. Whitehead, Dumbroff, Hebenton and Doyle are “independent” as that term is defined under applicable SEC rules and under the current listing standards of the NASDAQ Stock Market. Mr. Whitehead is our audit committee financial expert.

Our Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditor, (iii) pre-approving the professional services provided by the independent auditor, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditor, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditor. Our Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

Executive Committee

Our Executive Committee currently consists of Michael Doyle, Norm Dumbroff, Neil Hebenton, and William Whitehead with Mr. Doyle elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market. Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Executive Committee.

Our Executive Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

Nominating Committee

Our Nominating Committee currently consists of Neil Hebenton, Norm Dumbroff, William Whitehead and Michael Doyle, with Mr. Hebenton elected as Chairman of the Committee. The Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market.

Our Nominating Committee has responsibility for assisting the Board in, among other things, effecting the organization, membership and function of the Board and its committees. The Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at WPCS International Incorporated.

•
The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock.

•
The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

•
A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the SEC, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Directors serve without compensation and without other fixed remuneration.  Directors are entitled to receive discretionary bonuses and stock options under our stock option plans as determined by the Board of Directors.  We reimburse our directors for expenses incurred in connection with attending Board meetings.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. Except as disclosed below, we believe that, during fiscal 2009, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

Form 4 reports were not filed by Andrew Hidalgo, Joseph Heater, James Heinz, Charles Madenford, Donald Walker, Norm Dumbroff, Neil Hebenton, Gary Walker and William Whitehead relating to stock options granted in the amounts of 25,000, 12,500, 12,500, 12,500, 12,500, 5,000, 5,000, 5,000 and 5,000, respectively.  The options vest 50% on October 10, 2009 and 50% on October 10, 2010 at an exercise price of $2.37 per share.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of J.H. Cohn LLP as the independent registered public accounting firm of the Company for the year ending April 30, 2010, subject to ratification of the appointment by the Company's stockholders. A representative of J.H. Cohn LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended April 30, 2009

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 30, 2009, for filing with the SEC.

Audit Fees

The aggregate fees billed by our independent auditors, for professional services rendered for the audit of our annual financial statements for the years ended April 30, 2009 and 2008, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years were $423,464 and $320,975, respectively.

Audit-Related Fees

We incurred fees to our independent auditors of $12,100 and $6,000, respectively, for audit related fees during the fiscal years ended April 30, 2009 and 2008.  These fees were related to the review of our registration statements prior to filing with the SEC.

Tax and Other Fees

We did not incur fees to our independent auditors for tax compliance services during the fiscal years ended April 30, 2009 and 2008.

The Board of Directors and Audit Committee have considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF J.H. COHN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED APRIL 30, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth, as of August 31, 2009, the number of and percent of the Company's common stock beneficially owned by: (1) all directors and nominees, naming them, (2) our executive officers, (3) our directors and executive officers as a group, without naming them, and (4) persons or groups known by us to own beneficially 5% or more of our common stock.  The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from August 31, 2009 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of August 31, 2009 have been exercised and converted.

Name And Address Of Beneficial Owner (1)	Number of Shares Owned (2)		Percentage of Class (3)
Andrew Hidalgo	428,703	(4)	5.99%
Joseph Heater	80,845	(4)	1.15%
Donald Walker	7,500	(4)	*
James Heinz	115,031	(4)	1.64%
Charles Madenford	9,500	(4)	*
Myron Polulak	250	(4)	*
Michael Doyle	-		*
Norm Dumbroff	96,488	(4)	1.38%
Neil Hebenton	13,570	(4)	*
Gary Walker	71,314	(4)	1.03%
William Whitehead	29,654	(4)	*
All Officers and Directors as a Group (11 persons)	852.855	(4)	11.55%

Special Situations Private Equity Fund, L.P.	1,148,518	(5)	15.18%
153 E. 53rd Street, 55th Floor
New York, NY 10022

Special Situations Fund III QP, L.P.	1,546,439	(5)	19.96%
527 Madison Avenue, Suite 2600
New York, NY 10022

____________________
*	Less than 1%.

(1)	The address for each of our officers and directors is One East Uwchlan Avenue, Exton, PA 19341.
(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 31, 2009 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)	Percentage based on 6,942,266 shares of common stock outstanding.
(4)
Includes the following number of shares of common stock which may be acquired by certain officers and directors through the exercise of stock options which were exercisable as of August 31, 2009 or become exercisable within 60 days of that date: Andrew Hidalgo, 218,486 shares; Joseph Heater, 80,845 shares; Donald Walker, 7,500 shares; James Heinz, 55,507 shares; Charles Madenford, 9,500 shares; Myron Polulak, 250 shares; Norm Dumbroff, 25,654 shares; Neil Hebenton, 13,570 shares; Gary Walker, 3,750 shares; William Whitehead, 25,654 shares; and all officers and directors as a group, 440,716 shares.

(5)
Includes the following number of shares of common stock which may be acquired through the exercise of common stock purchase warrants which were exercisable as of August 31, 2009 or become exercisable within 60 days of that date: Special Situations Private Equity Fund, L.P., 625,883 shares, and Special Situations Fund III QP, L.P., 805,620 shares.

EXECUTIVE COMPENSATION

The Executive Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Executive Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K.

Submitted by the Executive Committee
Michael Doyle, Chairman
Norm Dumbroff
Neil Hebenton
William Whitehead

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended April 30, 2009 should be read together with the compensation tables and related disclosures set forth below.

Compensation Philosophy and Objectives

We believe our success depends on the continued contributions of our named executive officers. Our named executive officers are primarily responsible for our growth and operations strategy, and the management of the day-to-day operations of our subsidiaries.   Therefore, it is important to our success that we retain the services of these individuals to ensure our future success and prevent them from competing with us should their employment with us terminate.

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. We strive to apply a uniform philosophy regarding compensation of all employees, including members of senior management. This philosophy is based upon the premise that our achievements result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place. The goals of our compensation program are to align remuneration with business objectives and performance and to enable us to retain and competitively reward executive officers and employees who contribute to our long-term success.  In making executive compensation and other employment compensation decisions, the Executive Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on our achievement  and individual performance criteria.

The Executive Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Executive Committee may from time to time increase salaries, award additional stock options or provide other short and long-term incentive compensation to executive officers and other employees.

Compensation Program & Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary and participation in benefit plans generally available to other employees. In setting total compensation, the Executive Committee considers individual and company performance, as well as market information regarding compensation paid by other companies in our industry.

In order to achieve the above goals, our total compensation packages include base salary, annual bonus, as well as long-term compensation in the form of stock options.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, and expected contributions to our company. Base salary is continuously evaluated by competitive pay and individual job performance. Base salaries for executives are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

Bonuses. A component of each executive officer’s potential annual compensation may take the form of a performance-based bonus. Contractually, our Executive Vice Presidents are entitled to receive an annual bonus equal to 3% of the annual profit before interest and taxes of the designated subsidiaries assigned to him. Our CEO and CFO are entitled to an annual bonus, to be determined at the discretion of the Executive Committee, based on our financial performance and the achievement of the officer’s individual performance objectives.

Long-Term Incentives. Longer-term incentives are provided through stock options, which reward executives and other employees through the growth in value of our stock. The Executive Committee believes that employee equity ownership provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of our stockholders. Grants of stock options to executive officers are based upon each officer’s relative position, responsibilities and contributions, with primary weight given to the executive officers’ relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are generally granted at an exercise price equal to the market price of our common stock on the date of grant and will provide value to the executive officers only when the price of our common stock increases over the exercise price.  Although the expenses of stock options affect our financial statements negatively, we continue to believe that this is a strong element of compensation that focuses the employees on financial and operational performance to create value for the long-term.

With regard to our option grant practice, the Executive Committee has the responsibility of approving all stock option grants to employees.  Stock option grants for plan participants are generally determined within ranges established for each job level. These ranges are established based on our desired pay positioning relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective and to ensure option usage consistent with option pool forecasts.   Based on the definition of fair market value in our stock option plan, options are granted at 100% of the closing sales price of our stock on the last market trading date prior to the grant date.  We do not time the granting of our options with any favorable or unfavorable news released by us. Proximity of any awards to an earnings announcement or other market events is coincidental.

Executive Equity Ownership

We encourage our executives to hold an equity interest in our company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Tax and Accounting Considerations

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts deductibility of executive compensation paid to our Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Executive Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under our 2002 Stock Option Plan, the 2006 Incentive Stock Plan, and the 2007 Incentive Stock Plan, generally qualify for an exemption from these restrictions imposed by Section 162(m). In the future, the Executive Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Contract with Andrew Hidalgo

On February 1, 2004, we entered into a three-year employment contract with Andrew Hidalgo, our Chairman and Chief Executive Officer. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. Effective June 1, 2008, the base salary under the agreement was $325,000 per annum. In addition, Mr. Hidalgo is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

Contract with Joseph Heater

On June 1, 2005, we entered into a three-year employment contract with Joseph Heater, our Chief Financial Officer. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. Effective June 1, 2008, the base salary under the agreement was $250,000 per annum.  In addition, Mr. Heater is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

Contract with Donald Walker

On February 1, 2007, we entered into a three-year employment contract with Mr. Walker with a base salary of $160,000 per annum. Effective May 1, 2009, the base salary under the agreement was amended to $165,000. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. In addition, Mr. Walker is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Walker is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Walker for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Walker is also entitled to receive an annual bonus of 3.0% of the operating income before the deduction of interest and taxes of designated subsidiaries assigned by us.

Contract with Gary Walker

On February 1, 2007, we entered into a three-year employment contract with Mr. Walker with a base salary of $150,000 per annum. Effective May 1, 2009, the base salary under the agreement was amended to $155,000. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. In addition, Mr. Walker is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Walker is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Walker for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Walker is also entitled to receive an annual bonus of 3.0% of the operating income of the Suisun City Operations prior to the deduction of interest and taxes.

Contract with James Heinz

On April 1, 2007, we entered into a three-year employment contract with Mr. Heinz with a base salary of $160,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date.  In addition, Mr. Heinz is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Heinz is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Heinz for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Heinz is also entitled to receive an annual bonus of 3.0% of operating income, before the deduction of interest and income taxes of designated subsidiaries assigned by us.

Contract with Myron Polulak

On December 1, 2008, we entered into a three-year employment contract with Mr. Polulak with a base salary of $160,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date.  In addition, Mr. Polulak is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Polulak is entitled to receive an annual bonus of 3.0% of earnings before the deduction of interest and income taxes of designated subsidiaries assigned by us.

Contract with Charles Madenford

Effective April 1, 2007, we entered into an employment contract with Mr. Madenford with a base salary of $150,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date.  In addition, Mr. Madenford is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Madenford is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Madenford for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Madenford is also entitled to receive an annual bonus of 3.0% of operating income, before the deduction of interest and income taxes of designated subsidiaries assigned by us.

For each of the named executive officers listed above, in the event of a change in control, whereby the executive officer is terminated without cause, or resigns for certain “good reasons” we are required to pay the named executive officer a severance payment.  The severance payment is the salary and benefits amount owed under the respective employment agreement from the date of termination through the remaining term of the employment agreement.

The following table sets forth in summary form the compensation received during the fiscal years ended April 30, 2009 and 2008 by the Company's Chief Executive Officer, Chief Financial Officer and each of the Company’s four other most highly compensated executive officers based on salary and bonus earned during the 2009 and 2008 fiscal years.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Chief, Financial Officer and four other highest paid executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the “named executive officers”) for fiscal years 2009 and 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (7)	All Other Compensation ($)		Total ($)

Andrew Hidalgo	2009	318,750	50,400	5,927	11,359	(8)	386,435
Chairman, Chief Executive Officer and Director (1)	2008	225,000	70,000	1,087	9,466	(8)	305,553

Joseph Heater	2009	245,417	36,000	2,963	-		284,380
Chief Financial Officer (2)	2008	195,000	50,000	652	-		245,652

Donald Walker	2009	160,000	86,116	2,963	-		249,079
Executive Vice President (3)	2008	160,000	64,671	217	-		224,888

Gary Walker	2009	150,000	79,819		-		229,819
President- Suisun City and Director (4)	2008	150,000	68,067	217	-		218,284

Richard Schubiger	2009	114,500	24,415	-	142,725	(9)	281,640
Executive Vice President (5)	2008	195,000	120,428	217	-		315,645

James Heinz	2009	160,000	66,461	2,963	-		229,424
Executive Vice President (6)	2008	160,000	50,623	217	-		210,840

(1)	Mr. Hidalgo has served as Chairman, Chief Executive Officer and Director since May 24, 2002.

(2)	Mr. Heater has served as Chief Financial Officer since July 15, 2003.

(3)	Mr. Walker has served as Executive Vice President since December 30, 2002.

(4)	Mr. Walker has served as President of the Suisun City Operations and as a Director since December 30, 2002.

(5)
Mr. Schubiger served as Executive Vice President from November 24, 2004 until October 31, 2008 pursuant to an employment agreement that paid him $225,000 annually, at which time the Company and Mr. Schubiger entered into a separation agreement to which the Company paid Mr. Schubiger a severance payment of $125,000 on November 10, 2008.

(6)	Mr. Heinz has served as Executive Vice President since April 2, 2004.

(7)
 Represents the dollar amount of compensation expense recognized in fiscal 2009 and 2008 for financial reporting purposes related to stock option awards granted in fiscal 2009 and 2008 under SFAS 123R, as discussed in Note 2, "Summary of Significant Accounting Policies” of the Notes to Consolidated Financial Statements included elsewhere in this Annual Report on Form 10-K.

(8)	Represents lease payments for use of company-leased vehicle.

(9)	Represents severance and vehicle payments.

 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding the number of stock options granted to named executive officers during fiscal 2009.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Andrew Hidalgo	10/10/08	25,000	2.37	22,996
Joseph Heater	10/10/08	12,500	2.37	11,498
James Heinz	10/10/08	12,500	2.37	11,498
Donald Walker	10/10/08	12,500	2.37	11,498
Gary Walker	10/10/08	5,000	2.37	4,599

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of April 30, 2009.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date

Andrew Hidalgo	73,046	-	$6.60	10/6/2009
	126,690	-	$6.14	10/13/2010
	6,250	18,750	$6.33	3/14/2013
	-	25,000	$2.37	10/10/2013

Joseph Heater	7,500	-	$6.60	10/6/2009
	63,345	-	$6.14	10/13/2010
	3,750	11,250	$6.33	3/14/2013
	-	12,500	$2.37	10/10/2013

James Heinz	10,000	-	$5.25	2/1/2010
	38,007	-	$6.14	10/13/2010
	1,250	3,750	$6.33	3/14/2013
	-	12,500	$2.37	10/10/2013

Donald Walker	1,250	3,750	$6.33	3/14/2013
	-	12,500	$2.37	10/10/2013

Gary Walker	1,250	3,750	$6.33	3/14/2013
	-	5,000	$2.37	10/10/2013

Director Compensation

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in fiscal 2009 for services to our company.

Name	Fees Earned or Paid in Cash	Option Awards ($)	Total ($)
Norm Dumbroff (1)	10,000	4,600	14,600
Neil Hebenton (2)	10,000	4,600	14,600
William Whitehead (3)	10,000	4,600	14,600
Michael Doyle (4)	-	9,480	9,480
Total:	30,000	23,280	53,280

*
Amounts represent the amount of compensation expense recognized in fiscal 2009 for awards granted in fiscal 2009 and 2008  under SFAS 123R, as discussed in Note 2, "Summary of Significant Accounting Policies” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K.

(1)	33,988 options were outstanding as of April 30, 2009, of which 25,238 were exercisable as of April 30, 2009.

(2)	21,904 options were outstanding as of April 30, 2009, of which 13,154 were exercisable as of April 30, 2009.

(3)	28,988 options were outstanding as of April 30, 2009, of which 25,238 were exercisable as of April 30, 2009.

(4)	10,000 options were outstanding as of April 30, 2009, of which none were exercisable as of April 30, 2009.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the shares of our common stock that may be issued upon the exercise of options granted to employees under the 2002 Stock Option Plan, which were approved by the Board of Directors, and the 2006 and 2007 Incentive Stock Plans approved by the Board of Directors and shareholders, as well as certain shares that may be issued upon the exercise of options under the 2002 Stock Option Plan, that were issued to consultants, which were not approved by the Board of Directors.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (1)
Equity compensation plan approved by board of directors (1)	161,350	$6.28	112,800

Equity compensation plan approved by security holders (2)	288,602	$6.33	39,822

Equity compensation plan approved by security holders (3)	180,000	$4.04	220,000

Total	629,952	$5.67	372,622

(1)
We established a nonqualified stock option plan pursuant to which options to acquire a maximum of 416,667 shares of our common stock were reserved for grant (the “2002 Plan”).  As of April 30, 2009, included above in the 2002 Plan are 161,350 shares issuable upon exercise of options granted to employees and directors.

(2)
We established the 2006 Incentive Stock Plan, under which 400,000 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock.  As of April 30, 2009, 288,602 shares were issuable upon exercise of options granted to employees and directors.

(3)
We established the 2007 Incentive Stock Plan, under which 400,000 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock.  As of April 30, 2009, 180,000 shares were issuable upon exercise of options granted to employees and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the time of the following transactions, there were no affiliations between us and the other parties.  As a result of these transactions, the other parties became affiliates.  The obligations resulting from these transactions were ongoing after the close, resulting in payoffs to the other parties who became affiliates.

In connection with the acquisition of the Suisun City Operations, we assumed a lease with a living trust established by Gary Walker, one of our Directors, who is the trustee and whose heirs are the beneficiaries of the trust. The lease is for a building and land located in Suisun City, California, which is occupied by our Suisun City Operations. The lease calls for monthly rental payments of $7,805, with annual increases, calculated using the San Francisco-Oakland-San Jose Consolidated Metropolitan Statistical Area Consumer Price Index. For each of the fiscal years ended April 30, 2009 and 2008, the rent paid for this lease was $93,660 and $90,943, respectively.  We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

On July 19, 2006, we acquired the Sarasota Operations and we lease our Sarasota, Florida location from a trust, of which one of the former shareholders of the Sarasota Operations, is the trustee. For the year ended April 30, 2009 and 2008, the rent paid for this lease was $54,091 and $52,516, respectively.  We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

We lease our Trenton, New Jersey location from Voacolo Properties LLC, of which the former shareholders of the Trenton Operations are the members. For the year ended April 30, 2009 and 2008, the rent paid for this lease was $60,000 and $54,500, respectively.   We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

In connection with the acquisition of the Beijing Operations in fiscal 2007, our joint venture partner provided the office building for the Beijing Operations rent free during fiscal year 2009.  We expect to enter into a lease with the joint venture partner in fiscal 2010.

As of April 30, 2009, the Beijing Operations had outstanding loans due to a related party, Taian Gas Group (TGG), totaling $2,951,008, of which $2,638,152 matures on December 31, 2009, and bears interest at 6.83%. The remaining balance of $312,856 represents working capital loans from TGG to the Beijing Operations in the normal course of business. The Beijing Operations revenue from a related party is $76,210 and $236,323 for the years ended April 30, 2009 and 2008, respectively. The Beijing Operations accounts receivable from a related party is $171,393 and $95,182 as of the years ended April 30, 2009 and 2008, respectively.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2010 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Secretary at our principal executive office on or before May 1, 2010. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2010 annual meeting of stockholders, other than one that will be included in our proxy materials, must notify us no later than July 31, 2010 (see Rule 14a-4(c)(1) under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by July 31, 2010, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ ANDREW HIDALGO

Andrew Hidalgo
Chief Executive Officer and
Chairman of the Board of Directors

Exton, Pennsylvania
September 2, 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held October 22, 2009.

This Proxy Statement and our 2009 Annual Report on Form 10-K are available at: http://www.allianceproxy.com/wpcs/2009

▼ FOLD AND DETACH HERE ▼

PROXY

WPCS INTERNATIONAL INCORPORATED

PROXY FOR ANNUAL MEETING TO BE HELD ON OCTOBER 22, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ANDREW HIDALGO and JOSEPH HEATER and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on October 22, 2009, at 8:00 a.m., local time, at the Fairfield Inn, located at 5 N. Pottstown Pike, Exton, Pennsylvania 19341 or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

▼ FOLD AND DETACH HERE ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

1. ELECTION OF DIRECTORS	FOR	WITHHOLD	2. Proposal to approve appointment of J.H. Cohn	FOR	AGAINST	ABSTAIN
Nominees:	☐	☐	LLP as independent registered public accounting firm	☐	☐	☐
Andrew Hidalgo	☐	☐
Michael Doyle	☐	☐
Norm Dumbroff	☐	☐
Neil Hebenton	☐	☐
Gary Walker	☐	☐
William Whitehead	☐	☐

(Except nominee(s) written above.)

If you plan to attend the Annual Meeting please mark this box o
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